Shareholder Update

Tough Times for Telecom "Prosperity is not without many fears and distastes; and adversity is not without comforts and hopes." Sir Francis Bacon

We've Been Working Hard Maintained profitability Generated operating cash Solidified market positions Won new business Focused R&D for the future

What We Do

Our Telco Solutions

Our Cable Solutions NetMentor(tm)

Sales and E.P.S. 2001 2002 SALES 82.2 58.6 $58.6 MILLION $82.2 MILLION E.P.S. $0.25 E.P.S. $1.02

In 2002 We maintained a gross profit of 56.3% We put 5.7% of revenue to the bottom line We right-sized our business We reduced our quarterly breakeven point, eliminating approximately $3.6M in annual expenses We generated $17.6M in cash from operations

Line Loss

Market Capitalization IPO 12/14/95 YE 12/31/02 East 65.3 159 $159 MILLION $65.3 MILLION

New DSL Business

DigiTest(r)

International and Independent Sales

Research & Development

Into 2003

Thank You Questions/Comments







Shareholder Update

TOLLGRADE™

Tough Times for Telecom

"Prosperity is not without many fears and distastes; and adversity is not without comforts and hopes."

Sir Francis Bacon

We've Been Working Hard

- Maintained profitability
- Generated operating cash
- Solidified market positions
- Won new business
- Focused R&D for the future

What We Do



Our Telco Solutions


DigiTest
DMU
LoopCare™
TEST OSS
TOLLGRADE
MCU
CHANNEL
UNIT

Our Cable Solutions

NetMentor™



LIGHTHOUSE


CHEETAH

CHEETAH
BY TOLLGRADE


LIGHTHOUSE
TRANSPONDER

Sales and E.P.S.


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$82.2 MILLION
E.P.S. $1.02
$58.6 MILLION
E.P.S. $0.25
2001
2002

TOLLGRADE

In 2002

- We maintained a gross profit of 56.3%
- We put 5.7% of revenue to the bottom line
- We right-sized our business
- We reduced our quarterly breakeven point, eliminating approximately $3.6M in annual expenses
- We generated $17.6M in cash from operations

Line Loss


TOLLGRADE
MCU
CHANNEL
UNIT


TOLLGRADE
UNIT

Market Capitalization


$160
$140
$120
$100
$80
$60
$40
$20
$0
$65.3
MILLION
$159
MILLION
IPO 12/14/95
YE 12/31/02

New DSL Business



LoopCare™
TEST OSS

DigiTest®


DigiTest
Centralized
Network Test Platform
DigiTest
Access Unit
DAU1000
DigiTest
DMU
DigiTest
DWU
TOLLGRADE
TOLLGRADE
DigiTest
DMU
DigiTest
DWU

International and Independent Sales

THE Wesbell GROUP OF COMPANIES INC.

nTelos

CenturyTel

ALBACOM

FDN COMMUNICATIONS

بتلكو Batelco

easynet

frontier
A Citizens Communications Company

Research & Development


TOLLGRADE
MCU®
CHANNEL
UNIT


DigiTest
DMU
TOLLGRADE
DigiTest
DWU
TOLLGRADE

Into 2003

DigiTest

CHEETAH BY TOLLGRADE




MCU
CHANNEL
UNIT

LoopCare TEST OSS

TOLLGRADE LIGHTHOUSE CABLE STATUS MONITORING SYSTEM













Thank You

Questions/Comments